UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 5, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                  -------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                     84-1214736
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 (Commission File Number)                (I.R.S. Employer Identification No.)

              810 N. FERRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........1

                 Item 4.01  Changes in Registrant's Certifying Accountant......1

                 Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report Completed Interim
                 Review........................................................2

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................2

SECTION 6.   [RESERVED]........................................................2

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................3

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................3

SIGNATURES.....................................................................3

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On or about March 30, 2010, Environmental Service Professionals, Inc., a Nevada corporaton (the "Company") engaged Farber Hass Hurley LLP ("New Accountant") to audit the Company's financial statements for the fiscal year ending December 31, 2009, December 31, 2008 and December 31, 2007. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Stan J. Lee, Certified Public Accountant (the "Former Accountant").

         Prior to engaging the New Accountant, the Company had not consulted the New Accountant regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with the New Accountant regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         The Former Accountant was dismissed effective March 30, 2010. The Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit reports for the fiscal years ending December 31, 2007 and December 31, 2008.

         The decision to change accountants was recommended by the Company's Audit Committee Chairperson and approved by the Company's Board of Directors on March 30, 2010. During the fiscal years ended December 31, 2007 and December 31, 2008 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         The New Accountant was engaged effective March 30, 2010. The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant. A letter from the Former Accountant addressed to The Securities and Exchange Commission was requested by the

Company. The Company did not receive a letter from the Former Accountant as of the date of the filing of this Report. The Company believes that the Former Accountant is overseas and has ceased practicing in the United States. The Company has been unable to correspond with the Former Accountant for the past several weeks. The Company will continue to endeavor to communicate with the Former Accountant and obtain the letter from him indicating that he has reviewed this Report on Form 8-K and that he has no disagreement with it. There is no assurance that the Company will be able to obtain such a letter or that the Former Accountant will not state that he does in fact disagree with this Report, although the Company is not aware of a specific basis for such a disagreement. In any event, the Company has engaged the New Accountant to audit the Company's fiscal year ending December 31, 2009 and to completely re-audit the fiscal year ending December 31, 2008 and December 31, 2007 for the Company, superceding the Former Accountant's audit for that year. We will file an Amendment to this Report on Form 8-K that will include a copy of a letter from the Former Accountant if and when we obtain such a letter.

         ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         The Company's Board of Directors and its Audit Committee have concluded that the Company's financial statements for the fiscal years ended December 31, 2007 and December 31, 2008 and for fiscal quarters ending March 31, 2008, June 30, 2008 and September 30, 2008, should no longer be relied upon because of an error in such financial statements. The Board of Directors unanimously approved, authorized and directed the restatement of the 2007 and 2008 financial statements and the filing of this Report on Form 8-K by resolution adopted on March 30, 2010. The restatement is expected to reflect a change in the manner in which the Company is going to record its business combination with Glas Aire Industries, Inc., which occurred in 2007. We expect the restatement to primarily affect the Company's balance sheet during its fiscal years ending December 31, 2007 and December 31, 2008. We do not expect the modifications to be a material change from our quarterly reports filed to date during our fiscal year ending December 31, 2009, because our 2009 reports were prepared reflecting the new treatment of our business combination with Glas Aire Industries, Inc.

         Our  Audit  Committee  and  our  authorized   executive  officers  have
discussed the restatement of our 2008 financial statements with the New Accountant. Our financial statements for the fiscal year ending December 31, 2009 to be filed with our upcoming Annual Report on Form 10-K for our fiscal year ending December 31, 2009 will be consistent with our restated financial statements for the fiscal year ending December 31, 2008, and will reflect the new treatment of our business combination in 2007 with Glas Aire Industries, Inc.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.

SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions Not Applicable.

         (d)      Exhibits

                  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
             -------------------------------------------------------
                                  (Registrant)

Date:  April 5, 2010


                              /s/ Edward L. Torres
             -------------------------------------------------------
                    Edward L. Torres, Chief Executive Officer















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